UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2016

Commission file number: 000-54072

China Ginseng Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of
incorporation or organization)

64 Jie Fang Da Road

Ji Yu Building A, Suite 1208

Changchun City, China

(Address of principal executive offices)

Registrant’s telephone (01186) 43185790039

Copies to:

Hunter Taubman Fischer LLC

1450 Broadway, 26th Floor

New York, NY 10018

Tel: 212-732-7184

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 26, 2016, China Ginseng Holdings, Inc. (the “Company”) was informed by its independent registered public accounting firm, Cowan, Gunteski & Co., P.A. (“Cowan”), that it has transferred its SEC practice to MSPC. As a result of the transfer and upon notice by Cowan to the Company on April 26, 2016, Cowan in effect has resigned as the Company’s independent registered public accounting firm and MSPC became the Company’s independent registered public accounting firm. The engagement of MSPC as the Company’s independent registered public accounting firm was ratified and approved by the Board of Directors of the Company on April 27, 2016.

From February 28, 2013 when Cowan was engaged, and subsequently through April 26, 2016, there were no disagreements between us and Cowan on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Cowan would have caused Cowan to make reference to the subject matter of the disagreements in connection with its reports.

During the Company’s two most recent fiscal years ended June 30, 2016 and 2015 and through April 26, 2016, the Company did not consult with MSPC on (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and MSPC did not provide either a written report or oral advice to the Company that MSPC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K.

The Company has provided Cowan a copy of the disclosures in this Form 8-K and has requested that Cowan furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Cowan agrees with the Company’s statements in this Item 4.01. A copy of the letter dated April 26, 2016 furnished by Cowan in response to that request is filed as Exhibit 16.1 to this Form 8-K. And a copy of the letter from Cowan about its resignation addressed to the Company is filed as Exhibit 16.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from Cowan, Gunteski & Co., P.C. dated April 27, 2016

16.2 Letter from Cowan, Genteski & Co., P.C. dated April 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

China Ginseng Holdings, Inc.

Date: April 27, 2016	By:	/s/ Long He
Long He Chief Executive Officer